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                                                                    EXHIBIT 23.1




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS



         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated November 30, 1998, included in this Form 10-K, into the Powell Industries, Inc. previously filed Form S-8 Registration No. 33-81998.



Arthur Andersen LLP

Houston, Texas
January 26, 1998